UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023 (August 8, 2023)

STARCO BRANDS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

250 26th Street, Suite 200

Santa Monica, CA 90402

(Address of principal executive offices)

323-266-7111

(Registrant’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 8, 2023, Starco Brands, Inc. (the “Company”) and Ross Sklar, the Company’s Chief Executive Officer (“Sklar”), agreed to enter into a consolidated secured promissory note (the “Consolidated Secured Promissory Note”) to consolidate certain outstanding loan obligations and, among other things, waive any events of default and extend the maturity date for when payment of the outstanding principal amount of the following loans, which were to be repaid by the Company:

1. First Amended and Restated Promissory Note issued in favor of Ross Sklar, dated July 18, 2022, in the original principal amount of $100,000, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 20, 2022 (“Note 1”);

2. Promissory Note issued in favor of Ross Sklar, dated June 28, 2021, in the original principal amount of $100,000, filed as Exhibit 6.12 to the Company’s Regulation A+ offering statement filed with the Commission on October 20, 2021 (“Note 2”);

3. Promissory Note issued in favor of Ross Sklar, dated September 17, 2021, in the original principal amount of $500,000, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 23, 2021 (“Note 3”);

4. Promissory Note issued in favor of Ross Sklar, dated December 13, 2021, in the original principal amount of $500,000, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on December 15, 2021 (“Note 4”);

5. Secured Promissory Note issued in favor of Ross Sklar, dated December 29, 2022, in the original principal amount of $2,000,000, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 5, 2023 (“Note 5”);

6. Secured Promissory Note issued in favor of Ross Sklar, dated March 3, 2023, in the original principal amount of $800,000, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on March 9, 2023 (“Note 6”, and together with Note 1, Note 2, Note 3, Note 5 and Note 5, collectively, the “Prior Notes”)).

In consideration of the Company’s offer to, among other things, pay the accrued interest under the Prior Notes, set a new interest rate and execute a Security Agreement (as amended or restated from time to time, the “Security Agreement”), which grants Sklar a security interest in the Company’s assets in connection with the Consolidated Secured Promissory Note, Sklar agreed to consolidate the Prior Notes, waive any and all events of default existing under the Prior Notes and delay repayment of the principal due thereon. The Consolidated Secured Promissory Note and the Security Agreement (collectively, the “Loan Documents”) were approved by the disinterested members of the Board of Directors of the Company at a board meeting.

Consolidated Secured Promissory Note

The Consolidated Secured Promissory Note was issued to Sklar on August 11, 2023, in the principal sum of $4,000,000.00 and provides for the delay in the Company’s repayment of $4,000,000.00 due to Sklar under outstanding loan obligations relating to the Prior Notes until December 31, 2024 (the “Maturity Date”). The Consolidated Secured Promissory Note carries a floating interest rate comprised of the Wall Street Journal Prime Rate (re-assessed on the first day of each month) plus 2% (for a current floating interest rate of 10.5%) (the “Interest Rate”). The Consolidated Secured Promissory Note matures on the Maturity Date but automatically extends for a 90-day period in which the parties may attempt to amend or restructure the Consolidated Secured Promissory Note, and has a default interest rate equal to the then current Interest Rate plus 5%. The Company, at its option, may prepay the Consolidated Secured Promissory Note, in whole or in part, without prepayment penalty of any kind. In connection with the Consolidated Secured Promissory Note, the Company entered into the Security Agreement to secure the Consolidated Secured Promissory Note obligations.

The foregoing summary of the terms of the Consolidated Secured Promissory Note does not purport to be complete and is qualified in its entirety by reference to the Consolidated Secured Promissory Note, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Security Agreement

In connection with the Consolidated Secured Promissory Note, the Company entered into the Security Agreement, by and between the Company and Sklar to provide a security interest in the assets of the Company to Sklar in order to secure the obligations underlying the Consolidated Secured Promissory Note. A security interest in the Collateral (as defined in the Security Agreement) has been granted to Sklar to secure the repayment of all principal, interest, costs, expenses and other amounts now or hereafter due under the Consolidated Secured Promissory Note by the Maturity Date. Sklar is authorized to file financing statements to perfect the security interest in the Collateral without authentication by the Company. As part of consolidating the outstanding loan obligations the parties entered into the Amended and Restated Consolidated Security Agreement to consolidate (i) that certain Security Agreement, by and between the Company and Sklar, dated December 29, 2022, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Commission on January 5, 2023 (the “December 29th Security Agreement”), and (ii) that certain Security Agreement, by and between the Company and Sklar, dated March 3, 2023, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Commission on March 9, 2023 (the “March 3rd Security Agreement” and together with the December 29th Security Agreement, the “Prior Security Agreements”) into the Security Agreement. The Company and Sklar agree that the Prior Security Agreements were which merged, integrated and consolidated into the Security Agreement, which supersedes the Prior Security Agreements, and that no party shall look to the Prior Security Agreements in an attempt to enforce any right, warranty, obligation or cause of action.

The foregoing summary of the terms of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, a copy of which is filed as Exhibit 10.2 to this Report and is incorporated herein by reference.

Capitalized terms used in this Item 1.01 but not otherwise defined shall have the meaning given to such terms in the Consolidated Secured Promissory Note and the Security Agreement, as applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 with respect to the Consolidated Secured Promissory Note and Security Agreement are hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Consolidated Secured Promissory Note of Starco Brands, Inc., issued in favor of Ross Sklar, dated August 11, 2023.
10.2	Security Agreement, by and between Starco Brands, Inc. and Ross Sklar, dated August 11, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: August 11, 2023	/s/ Kevin Zaccardi
Kevin Zaccardi
Interim-Chief Financial Officer